UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2007

AsiaInfo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +8610 8216 6688

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 25, 2007, AsiaInfo Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007. The press release relating to such financial results is furnished herewith as Exhibit 99.1.

Item 5.02	Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Offers

Effective April 24, 2007, the Board of Directors of AsiaInfo Holdings, Inc. (the “Company”) appointed Mr. Zhang Yichen as a Class I director with a term expiring at the Company’s 2009 annual meeting of stockholders, at which time he will be eligible for re-election by the Company’s stockholders for a new three-year term. Mr. Zhang was also appointed to serve as a member of the Nominating and Corporate Governance Committee of the Board.

Mr. Zhang is the founder and Chief Executive Officer of CITIC Capital Holdings Limited, a China-focused investment management and advisory firm. Prior to founding CITIC Capital in 2002, he was an Executive Director of CITIC Pacific Limited, the President of CITIC Pacific Communications Ltd. He was formerly a Managing Director at Merrill Lynch in charge of Debt Capital Market for Greater China from 1996 to 2000. He was the Head of the Proprietary Trading at Bank of Tokyo in New York in early 1990’s. Mr. Zhang is a graduate of the Massachusetts Institute of Technology.

Mr. Zhang was nominated to the Board of Directors of the Company by CITIC Capital MB Investment Limited, a holder of approximately 9.2% of the Company’s total outstanding shares, pursuant to the Strategic Investor’s Agreement dated on November 29, 2006 by and between the Company and CITIC Capital MB Investment Limited. There are no other arrangements or understandings between Mr. Zhang and any other persons pursuant to which he was appointed as a director. There is no family relationship between Mr. Zhang and any other director or executive officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On April 24, 2007, the Company’s Board of Directors approved an amendment to Section 1 (Form of Shares), Section 3 (Lost Certificates) and Section 4 (Transfer) of Article V of the Company’s By-Laws (the “Amended By-Laws”). The Amended By-Laws permit the issuance of the Company’s stock in uncertificated form in accordance with NASDAQ Rule 4350(1), which requires securities listed on NASDAQ to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 on and after January 1, 2008. The foregoing description of the Amendment is qualified in its entirety by the actual terms of the Amended By-Laws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
3.1	By-Laws of AsiaInfo Holdings, Inc., as amended.
99.1	Earning release dated April 25, 2007, announcing the Company’s first quarter financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: April 25, 2007	By:	/s/ Eileen Chu
	Name:	Eileen Chu
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	By-Laws of AsiaInfo Holdings, Inc., as amended.

99.1	Earning release dated April 25, 2007, announcing the Company’s first quarter financial results.